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     Janus Twenty Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     5

          Statement of Operations ..............................     6

          Statement of Changes in Net Assets ...................     7

          Financial Highlights .................................     8

          Notes to Schedule of Investments .....................     9

          Notes to Financial Statements ........................    10

          Explanation of Charts and Tables .....................    14

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Twenty Fund (closed to new investors)

[PHOTO]
Scott Schoelzel
portfolio manager

For the six months ended April 30, 2001, Janus Twenty Fund declined 31.62%. This compares with a 12.06% loss posted by its benchmark, the S&P 500 Index.(1)

As we exited calendar year 2000, I was reasonably optimistic that the storm had passed. We had endured the worst one-year performance of the major stock indexes in decades, and as we entered 2001, I felt a genuine sense of optimism. Fueling my optimism was the Federal Reserve's decision to lower the Fed Funds rate in the first few days of the new year, and although many of our companies were expressing some anxiety about the tone of business, the markets began to rally. I even remember telling a couple of our younger analysts that things would get better in 2001 - after all, "we can't fall out of a basement." What I forgot to tell them is that "the basement can always flood."

Although the Fed has embarked on an aggressive round of rate cutting (50 basis points per month for each of the first five months of the year), the news from corporate America continues to be generally weak. Executives from virtually every industry have commented to us that they have been surprised by both the speed and the severity of the slowdown. Even bellwether companies like Cisco Systems, which were previously thought to be immune from the vagaries of the business cycle, were humbled as the economy slowed.

So where do we go from here?

I expect the Fed's recent actions and the Bush tax cut will eventually have the desired effect on both the economy and the financial markets. As in past cycles, the markets should turn up far in advance of the actual economic statistics.

As of this writing, the Fund is invested in a broader array of companies than in the immediate past. In addition to our long-held position in American International Group, the world's largest insurer, we increased our exposure to both Merrill Lynch and Goldman Sachs. All three companies have judiciously managed their expense levels during the recent downturn and are poised to increase their market shares globally as the markets revive.

We also increased our exposure to the multimedia industry. The Fund has long maintained a position in AOL Time Warner and in this most recent period we added a substantial stake in Viacom. We believe AOL Time Warner and Viacom control some of the most attractive media properties in the world. CNN, HBO, AOL's online service, CBS, MTV and Nickelodeon are just a few of the franchises that these two media conglomerates control, and the opportunity to expand these offerings globally looks open ended to us. Furthermore, both AOL Time Warner and Viacom are led by excellent management teams that have managed their cost structures admirably during the recent slowdown. We expect both companies to benefit from the anticipated revival in advertising and consumer spending.

We also established a small position in the energy sector via investments in Exxon Mobil, Royal Dutch Petroleum and BP Amoco. We continue to look for incremental opportunities in this area of the market and are still trying to determine just how sustainable the investment opportunity will be in this highly volatile industry during the coming years.

Perhaps our most disappointing results came from the Fund's smaller "farm team" investments. These are companies we believe have the potential to become the brand-name franchises of tomorrow. Palm Inc.'s woes were illustrative of many of the frustrations we had with these investments. Palm's strength lies in its exposure to both the hardware and software sides of the personal digital assistant business. In essence, if Palm were a PC maker, it would combine Microsoft's command of the operating system software market with Apple Computer's substantial presence in the hardware market into a single, powerful company. Unfortunately, as is often the case in many fast-growing hyper-markets, the management team mismanaged a key product transition just as the economy began to slow. The stock suffered mightily and now Palm's leadership position is in jeopardy. Longer term, we are confident that the market for broadband-enabled wireless handheld devices will be very lucrative and we continue to look for the corresponding opportunities.

Despite the Fund's poor performance, I believe the markets are beginning to bottom. Valuations are more compelling and, for all its shortcomings, the so-called "new economy" has lit the path to the future. I am convinced that we are in the very early stages of the digitization of virtually every aspect of the economy, both old and new. The companies that can harness the power of these new technologies and profitably provide compelling products and services will become the true breakaway players in their respective fields. I continue to be particularly excited about the opportunities we are finding in the multimedia, pharmaceuticals, healthcare, biotechnology, telecommunications, technology, financial services and energy industries.

Thank you for your continued confidence and investment in Janus Twenty Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                            Janus Twenty Fund  April 30, 2001  1

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 77.9%             91.7%
  Foreign                                                20.4%             18.2%
Top 20 Equities (% of Assets)                            71.5%             78.4%
Top 10 Equities (% of Assets)                            55.0%             61.3%
Number of Stocks                                            31                38
Cash, Cash Equivalents and
  Fixed-Income Securities                                22.1%              8.3%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                               19.9%              5.2%
Telecommunication Equipment                              10.9%             11.9%
Diversified Operations                                    6.5%              4.7%
Finance - Investment
  Bankers/Brokers                                         5.4%              1.9%
Telephone - Integrated                                    4.5%              2.2%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                    16.9%             11.2%
Nokia Oyj (ADR)                                          10.9%             10.6%
General Electric Co.                                      6.5%              4.7%
American International Group, Inc.                        3.5%              2.7%
Goldman Sachs Group, Inc.                                 3.4%              1.9%
EMC Corp.                                                 3.3%              7.1%
Viacom, Inc. - Class B                                    3.0%                --
Enron Corp.                                               2.8%                --
Sony Corp.                                                2.4%              1.7%
Pfizer, Inc.                                              2.3%              2.0%

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Five Year         Ten Year         Since 4/30/85*
(39.32)%         20.09%            17.81%           17.31%

Janus Twenty Fund - $128,585
S&P 500 Index - $106,316

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($128,585) as compared to the S&P 500 Index ($106,316).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 77.9%
Applications Software - 1.9%
   4,537,625     Microsoft Corp.* ...........................    $   307,424,094
   1,454,525     Siebel Systems, Inc.* ......................         66,297,249

                                                                     373,721,343

Audio and Video Products - 2.4%
   6,561,500     Sony Corp. .................................        490,777,958

Cellular Telecommunications - 2.2%
      21,753     NTT DoCoMo, Inc. ...........................    $   447,262,845

Computers - 2.1%
  17,611,445     Palm, Inc.* ................................        141,067,674
  16,023,215     Sun Microsystems, Inc.* ....................        274,317,441

                                                                     415,385,115

Computers - Memory Devices - 3.3%
  16,741,860     EMC Corp.* .................................        662,977,656

See Notes to Schedule of Investments.

2  Janus Twenty Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 6.5%
  26,746,620     General Electric Co. .......................    $ 1,298,013,469

E-Commerce/Services - 0.5%
  11,000,000     WebMD Corp.*,(ss) ..........................         95,810,000

Finance - Investment Bankers/Brokers - 5.4%
   7,427,325     Goldman Sachs Group, Inc. ..................        676,629,308
   6,477,530     Merrill Lynch & Company, Inc. ..............        399,663,601

                                                                   1,076,292,909

Internet Security - 0.6%
     291,140     Check Point Software Technologies, Ltd.* ...         18,263,212
   1,964,136     VeriSign, Inc.* ............................        100,720,894

                                                                     118,984,106

Medical - Biomedical and Genetic - 2.4%
   3,996,110     Human Genome Sciences, Inc.* ...............        256,670,145
   6,132,630     Millennium Pharmaceuticals, Inc.* ..........        228,133,836

                                                                     484,803,981

Medical - Drugs - 2.3%
  10,772,840     Pfizer, Inc. ...............................        466,463,972

Multi-Line Insurance - 3.5%
   8,688,607     American International Group, Inc. .........        710,728,053

Multimedia - 19.9%
  67,155,999     AOL Time Warner, Inc.* .....................      3,391,377,950
  11,699,248     Viacom, Inc. - Class B* ....................        609,062,851

                                                                   4,000,440,801

Networking Products - 0.7%
   2,437,400     Juniper Networks, Inc.* ....................        143,879,722

Oil Companies - Integrated - 3.2%
   2,207,950     BP Amoco PLC (ADR) .........................        119,405,936
   4,262,980     Exxon Mobil Corp. ..........................        377,700,028
   2,539,420     Royal Dutch Petroleum Co.
                   - New York Shares ........................        151,171,673

                                                                     648,277,637

Pipelines - 2.8%
   8,916,580     Enron Corp. ................................        559,247,898

Retail - Building Products - 1.7%
   7,336,385     Home Depot, Inc. ...........................        345,543,734

Satellite Telecommunications - 0.7%
   6,132,890     General Motors Corp. - Class H* ............        130,323,912

Telecommunication Equipment - 10.9%
  64,075,480     Nokia Oyj (ADR) ............................      2,190,740,661

Telecommunication Equipment - Fiber Optics - 1.0%
   3,809,665     CIENA Corp.* ...............................        209,760,155

Telephone - Integrated - 3.9%
  12,750,410     America Movil S.A. de C.V. - Series L (ADR)*        234,607,544
   8,002,845     Level 3 Communications, Inc.* ..............        113,880,484
  12,750,410     Telefonos de Mexico S.A. (ADR) .............        441,164,186

                                                                     789,652,214
--------------------------------------------------------------------------------
Total Common Stock (cost $13,040,657,554) ...................     15,659,088,141
--------------------------------------------------------------------------------
Corporate Bonds - 1.5%
Cable Television - 0.9%
$191,000,000     Charter Communications Holdings L.L.C.
                   8.625%, senior notes, due 4/1/09 .........    $   185,747,500

Telephone - Integrated - 0.6%
 190,000,000     Level 3 Communications, Inc., 9.125%
                   senior notes, due 5/1/08 .................        122,550,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $379,898,043) ...................        308,297,500
--------------------------------------------------------------------------------
Money Market - 0.5%
                 Janus Government Money Market Fund
 100,000,000       4.86% (cost $100,000,000) ................        100,000,000
--------------------------------------------------------------------------------
Repurchase Agreement - 2.0%
 400,000,000     Morgan Stanley Dean Witter & Co., 4.66%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $400,051,778
                   collateralized by $732,622,963 in
                   U.S. Government Agencies, 0%-612.878%
                   8/25/15-4/1/31; with a value of
                   $409,252,593 (cost $400,000,000) .........        400,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.1%
                 Comerica Bank, Detroit
 120,000,000       4.65%, 6/1/01 ............................        119,519,500
                 United Parcel Service, Inc.:
 100,000,000       4.81%, 5/9/01 ............................         99,893,111
 100,000,000       4.27%, 5/21/01 ...........................         99,762,778
 100,000,000       4.15%, 5/24/01 ...........................         99,734,861
                 Wells Fargo & Co.:
  50,000,000       5.32%, 5/4/01 ............................         49,977,833
 100,000,000       4.39%, 5/17/01 ...........................         99,804,889
  50,000,000       4.66%, 5/25/01 ...........................         49,844,667
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $618,537,639) .............................        618,537,639
--------------------------------------------------------------------------------
Time Deposits - 8.9%
                 RABO, London
 500,000,000       4.66%, 5/1/01 ............................        500,000,000
                 Societe Generale, New York
 897,200,000       4.625%-4.6875%, 5/1/01 ...................        897,200,000
                 UBS Financial, Inc.
 400,000,000       4.65625%, 5/1/01 .........................        400,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,797,200,000) ...................      1,797,200,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                            Janus Twenty Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 6.4%
                 Federal Farm Credit Bank:
$ 25,000,000       5.22%, 5/1/01 ............................    $    25,000,000
  25,000,000       6.07%, 8/15/01 ...........................         24,690,750
                 Federal Home Loan Bank System:
  50,000,000       4.79%, 5/1/01 ............................         50,000,000
  25,000,000       5.24%, 5/11/01 ...........................         24,963,611
 200,000,000       4.72%-5.03%, 5/30/01 .....................        199,214,583
  75,000,000       5.01%-5.22%, 5/31/01 .....................         74,678,125
  50,000,000       4.82%, 6/1/01 ............................         49,792,472
  25,000,000       4.99%, 6/7/01 ............................         24,871,785
  50,000,000       4.55%, 6/21/01 ...........................         49,677,708
 100,000,000       4.46%-4.47%, 7/6/01 ......................         99,250,000
  25,000,000       4.93%, 7/16/01 ...........................         24,781,250
 100,000,000       4.12%, 7/20/01 ...........................         99,000,000
  50,000,000       4.37%, 8/3/01 ............................         49,437,500
 100,000,000       4.62%, 9/17/01 ...........................         98,375,000
  50,000,000       4.21%, 10/1/01 ...........................         49,125,000
 100,000,000       3.99%, 10/17/01 ..........................         98,000,000
                 Freddie Mac:
  50,000,000       4.58%, 6/5/01 ............................         49,777,361
 100,000,000       4.63%, 7/30/01 ...........................         99,000,000
 100,000,000       4.59%, 10/15/01 ..........................         98,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,287,125,673) ........      1,287,760,145
--------------------------------------------------------------------------------
Total Investments (total cost $17,623,418,909) - 100.3% .....     20,170,883,425
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3%)     (71,706,827)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $20,099,176,598
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Finland                                           10.9%          $ 2,190,740,661
Israel                                             0.1%               18,263,212
Japan                                              4.6%              938,040,803
Mexico                                             3.4%              675,771,730
Netherlands                                        0.7%              151,171,673
United Kingdom                                     0.6%              119,405,936
United States++                                   79.7%           16,077,489,410
--------------------------------------------------------------------------------
Total                                            100.0%          $20,170,883,425

++Includes Short-Term Securities (58.9% excluding Short-Term Securities)

See Notes to Schedule of Investments.

4  Janus Twenty Fund  April 30, 2001

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $ 17,623,419

Investments at value                                                $ 20,170,883
  Cash                                                                     1,598
  Receivables:
    Investments sold                                                     111,948
    Fund shares sold                                                      19,520
    Dividends                                                              1,537
    Interest                                                              10,347
  Other assets                                                                99
--------------------------------------------------------------------------------
Total Assets                                                          20,315,932
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                189,448
    Fund shares repurchased                                                9,476
    Advisory fees                                                          9,887
    Transfer agent fees and expenses                                       2,808
  Accrued expenses                                                         5,136
--------------------------------------------------------------------------------
Total Liabilities                                                        216,755
--------------------------------------------------------------------------------
Net Assets                                                          $ 20,099,177
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          425,532

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      47.23
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                            Janus Twenty Fund  April 30, 2001  5

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $    117,240
  Dividends                                                               43,273
  Foreign tax withheld                                                   (2,970)
--------------------------------------------------------------------------------
Total Investment Income                                                  157,543
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           75,431
  Transfer agent fees and expenses                                        20,146
  Registration fees                                                          526
  Postage and mailing expenses                                               522
  Custodian fees                                                             807
  Printing expenses                                                          955
  Audit fees                                                                  13
  Trustees' fees and expenses                                                 44
  Other expenses                                                              40
--------------------------------------------------------------------------------
Total Expenses                                                            98,484
Expense and Fee Offsets                                                    (916)
Net Expenses                                                              97,568
Net Investment Income/(Loss)                                              59,975
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (316,959)
  Net realized gain/(loss) from foreign currency transactions               (21)
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                 (9,499,058)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (9,816,038)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(9,756,063)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Twenty Fund  April 30, 2001

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                            2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     59,975   $   (44,715)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (316,980)        837,930
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              (9,499,058)      1,340,223
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (9,756,063)      2,133,438
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   --       (34,359)
  Dividends (in excess of net investment income)*                          --       (44,715)
  Net realized gain from investment transactions*                   (760,204)    (1,708,104)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (760,204)    (1,787,178)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                       1,646,668      7,280,636
  Reinvested dividends and distributions                              742,316      1,745,295
  Shares repurchased                                              (2,781,806)    (7,157,037)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (392,822)      1,868,894
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                            (10,909,089)      2,215,154
Net Assets:
  Beginning of period                                              31,008,266     28,793,112
--------------------------------------------------------------------------------------------
  End of period                                                  $ 20,099,177   $ 31,008,266
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $ 17,809,106   $ 18,201,928
  Accumulated net investment income/(loss)*                            59,975             --
  Accumulated net realized gain/(loss) from investments*            (317,365)        759,819
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                   2,547,461     12,046,519
--------------------------------------------------------------------------------------------
                                                                 $ 20,099,177   $ 31,008,266
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          31,034         91,422
  Reinvested distributions                                             12,270         21,871
--------------------------------------------------------------------------------------------
Total                                                                  43,304        113,293
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (54,057)       (89,998)
Net Increase/(Decrease) in Fund Shares                               (10,753)         23,295
Shares Outstanding, Beginning of Period                               436,285        412,990
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     425,532        436,285
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $  4,062,263   $ 10,580,195
  Proceeds from sales of securities                                 7,043,766      8,429,903
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                            Janus Twenty Fund  April 30, 2001  7

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31     2001          2000            1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     71.07   $     69.72     $     42.98   $     35.16   $     31.90   $     30.12
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .14            --             .21           .12         (.09)           .37
  Net gains on securities (both realized
    and unrealized)                               (22.23)          5.62           26.97         12.26          8.85          6.68
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  (22.09)          5.62           27.18         12.38          8.76          7.05
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)               --         (.08)           (.14)         (.10)         (.18)            --
  Dividends (in excess of net
    investment income)                                 --         (.11)              --            --            --            --
  Distributions (from capital gains)               (1.75)        (4.08)           (.30)        (4.46)        (5.32)        (5.27)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.75)        (4.27)           (.44)        (4.56)        (5.50)        (5.27)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     47.23   $     71.07     $     69.72   $     42.98   $     35.16   $     31.90
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    (31.62)%         7.40%          63.51%        40.58%        31.65%        27.59%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $20,099,177   $31,008,266     $28,793,112   $11,254,870   $ 5,871,070   $ 3,937,444
Average Net Assets for the Period
  (in thousands)                              $23,437,400   $34,528,876     $22,206,982   $ 8,025,121   $ 4,989,616   $ 3,385,561
Ratio of Gross Expenses to
  Average Net Assets**(1)                           0.85%         0.86%           0.88%         0.91%         0.93%         0.93%
Ratio of Net Expenses to
  Average Net Assets**(1)                           0.84%         0.85%           0.87%         0.90%         0.91%         0.92%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                    0.52%       (0.13)%           0.40%         0.39%         0.33%         0.67%
Portfolio Turnover Rate**                             41%           27%             40%           54%          123%          137%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Twenty Fund  April 30, 2001

Notes to Schedule of Investments


*    Non-income-producing security
(ss) Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       Value as
                   Acquisition       Acquisition          Fair           % of
                      Date              Cost              Value       Net Assets
--------------------------------------------------------------------------------
WebMD Corp.         1/27/00         $682,000,000       $95,810,000       0.48%
--------------------------------------------------------------------------------
The Fund has registration rights for certain restricted securities held at April 30, 2001. The issuer incurs all registration costs.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                  Purchases                  Sales             Realized      Dividend   Market Value
                             Shares        Cost       Shares        Cost      Gain/(Loss)     Income     at 4/30/01
--------------------------------------------------------------------------------------------------------------------
Aether Systems, Inc.        853,695    $31,784,117   2,527,315  $363,301,295  $(328,893,325)    --           --
--------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                            Janus Twenty Fund  April 30, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Twenty Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Twenty Fund  April 30, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                           Janus Twenty Fund  April 30, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                $85,320                $64,006         $1,551,423
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
        $17,695,118,937   $5,550,854,363   $(3,075,089,875) $2,475,764,488
--------------------------------------------------------------------------------

12  Janus Twenty Fund  April 30, 2001

Explanations of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

                                           Janus Twenty Fund  April 30, 2001  13

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Twenty Fund  April 30, 2001

Notes

                                           Janus Twenty Fund  April 30, 2001  15

Notes

16  Janus Twenty Fund  April 30, 2001

Notes

                                           Janus Twenty Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                      TW43-06/01